Exhibit 10.7

GUARANTY

This GUARANTY (the “Guaranty”), dated as of March 7, 2014, is executed and delivered by the parties signatory hereto (collectively, the “Guarantors” and each, individually, a “Guarantor”) in favor of BAM Administrative Services LLC , in its capacity as agent for the Investors under the Purchase Agreement (as defined below) and as Secured Party under the Security Agreement (as defined below) (in such capacities, and together with its successors, transferees and assigns, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, each Guarantor is a direct or indirect subsidiary of PEDEVCO Corp. (the “Issuer”); and

WHEREAS, the Issuer is party to that certain Note Purchase Agreement dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”) by and between the Company, the investors party thereto (collectively, the “Investors” and each, individually, an “Investor”) and Secured Party, as agent for the Investors, pursuant to which the Investors agreed to extend loans to the Issuer in the principal amount of up to $50,000,000 (the “Loans”), repayment of which is evidenced by certain Senior Secured Promissory Notes dated the date hereof issued to each Investor (the “Notes”), and

WHEREAS, in order to induce Secured Party and the Investors to enter into the Purchase Agreement and other Transaction Documents and to induce the Investors to  extend the Loans pursuant to the Purchase Agreement, each Guarantor has agreed to jointly and severally guaranty the Guarantied Obligations (as defined below) and execute and deliver this Guaranty; and

WHEREAS, the Loans will be beneficial to the Guarantors inasmuch as the proceeds of the Loans to the Issuer will indirectly benefit the Guarantors.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Guarantors, Guarantors hereby agree as follows:

1.           Guaranty of Payment and Performance.  Each Guarantor hereby jointly and severally, irrevocably and unconditionally guarantees to the Secured Party and the Investors the full and punctual payment when due (whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration or otherwise and whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding (as defined in the Security Agreement) irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise), and the performance, of all liabilities, agreements and other obligations of the Issuer to the Secured Party and the Investors, in each case, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including without limitation all Obligations (as defined in the Security Agreement) and any other obligations under the Purchase Agreement, the Note and other Transaction Documents (collectively, the “Guarantied Obligations”).  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guarantied Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Secured Party or the Investors first attempt to collect any of the Guarantied Obligations from the Issuer or resort to any security or other means of obtaining payment of the Guarantied Obligations.  Should the Issuer default in the payment or performance of any of the Guarantied Obligations, the obligations of each Guarantor hereunder shall become immediately due and payable to the Secured Party and the Investors, without demand or notice of any nature, all of which are expressly waived by the Guarantors.  Payments by the Guarantors hereunder may be required by the Secured Party or the Investors on any number of occasions.

2.           Guarantors’ Agreement to Pay.  Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Secured Party and the Investors, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Secured Party or any Investor in connection with enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due under this Guaranty until payment, at the rate per annum equal to the default rate set forth in the Note; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.           Unlimited Guaranty; Covenant.  The liability of each Guarantor hereunder shall be unlimited to the extent of the Guarantied Obligations and the other obligations of the Guarantors hereunder (including, without limitation, under Section 2 above).

4.           Waivers by Guarantors; Secured Party’s Freedom to Act.  Each Guarantor agrees that the Guarantied Obligations will be paid and performed strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Party or the Investors with respect thereto.  Each Guarantor waives presentment, demand, protest, notice of acceptance, notice of Guarantied Obligations incurred and all other notices of any kind, all defenses which may be available to the Issuer by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Issuer, and all suretyship defenses generally.  Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Guarantied Obligation and agrees that the obligations of each Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Secured Party or any Investor to assert any claim or demand or to enforce any right or remedy against the Issuer; (ii) any extensions, renewals, increases, restatements, replacements, settlements or compromises of any Guarantied Obligation; (iii) any rescissions, forbearances, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Guarantied Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Guarantied Obligation or of any property or asset subject to a Lien in favor of the Secured Party or any Investor; (v) the adequacy of any rights the Secured Party or any Investor may have against any collateral or other means of obtaining repayment of the Guarantied Obligations; (vi) the impairment of any collateral securing the Guarantied Obligations, including without limitation the failure to perfect or preserve any rights the Secured Party or any Investor might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of the Issuer or any other guarantor, all of which may be done without notice to such Guarantor.

5.           Unenforceability of Obligations Against the Issuer.  If for any reason the Issuer has no legal existence or is under no legal obligation to discharge any of the Guarantied Obligations, or if any of the Guarantied Obligations have become irrecoverable from the Issuer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Guarantied Obligations. In the event that acceleration of the time for payment of the Guarantied Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Issuer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6.           Subrogation; Subordination.  Until the payment and performance in full of all Guarantied Obligations, no Guarantor shall exercise any rights against the Issuer arising as a result of payment by such Guarantor hereunder, by way of subrogation or otherwise, (the Secured Party having no duty or obligation to take any action at any time to protect or preserve any right of subrogation) and will not prove any claim in competition with the Secured Party or any Investor in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; no Guarantor will claim any set-off or counterclaim against the Issuer in respect of any liability of such Guarantor to the Issuer; and each Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Secured Party.  The payment of any amounts due with respect to any indebtedness of the Issuer now or hereafter held by any Guarantor is hereby subordinated to the prior payment in full of the Guarantied Obligations.  Each Guarantor agrees that after the occurrence of any default in the payment or performance of the Guarantied Obligations, after the expiration of any applicable grace period, if any, it will not demand, sue for or otherwise attempt to collect after such time any such indebtedness of the Issuer to such Guarantor until the Guarantied Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Secured Party and the Investors and be paid over to the Secured Party on account of the Guarantied Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

7.           Further Assurances.  Each Guarantor agrees to do all such things and execute all such documents, as the Secured Party may consider reasonably necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Secured Party hereunder.

8.           Termination; Reinstatement.  This Guaranty shall remain in full force and effect until the Guarantied Obligations are paid in full and not subject to any recapture or preference in bankruptcy or similar proceedings.  This Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Secured Party or any Investor upon the insolvency, bankruptcy or reorganization of the Issuer, or otherwise, all as though such payment had not been made or value received.

9.           Successors and Assigns.  This Guaranty shall be jointly and severally binding upon each Guarantor, its respective successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party, the Investors and their respective successors, transferees and assigns.  No Guarantor shall assign or otherwise transfer its rights or obligations under this Guaranty without the prior written consent of the Secured Party, which may be withheld in the Secured Party’s sole discretion, and any such assignment or transfer made without the Secured Party’s prior written consent shall be void and of no force or effect.  The Secured Party and each Investor may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Guarantied Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party or an Investor herein.

10.           Amendments and Waivers.  No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party.  No failure on the part of the Secured Party or an Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

11.           Notices.  All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantors, at the address set forth in the Purchase Agreement for the Issuer, and if to the Secured Party or an Investor, at the address set forth in the Purchase Agreement.

12.           Governing Law.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.  THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

13.           Consent to Jurisdiction.  Each Guarantor agrees that venue for any dispute arising under this Guaranty will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  Each Guarantor irrevocably consents to personal jurisdiction in the state and federal courts of the State of New York.  Each Guarantor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 13 shall affect or limit any right to serve process in any other manner permitted by law.  Any enforcement action relating to this Guaranty may be brought by motion for summary judgment in lieu of a complaint pursuant to Section 3213 of the New York Civil Practice Law and Rules.

14.           WAIVER OF JURY TRIAL.  EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTY, THE SECURED PARTY, HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF: (A) THIS GUARANTY OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE OBLIGATIONS; (B) THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; OR (C) ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN ANY GUARANTOR AND THE SECURED PARTY.

15.           Certain References.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person, persons, entity or entities may require.  The terms “herein”, “hereof” or “hereunder” or similar terms used in this Guaranty refer to this entire Guaranty and not only to the particular provision in which the term is used.  Capitalized Terms used but not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

16.           Miscellaneous.  This Guaranty, together with the Security Agreement executed and delivered by the Guarantors as of the date hereof to the Secured Party (the “Security Agreement”), constitutes the entire agreement of the Guarantors with respect to the matters set forth herein.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Guarantied Obligations.  The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.  The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural, masculine, feminine and generic forms of the terms defined.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date appearing in the introductory paragraph of this Guaranty.

PACIFIC ENERGY DEVELOPMENT CORP.
By: /s/ Frank C. Ingriselli Name: Frank C. Ingriselli Title: President and CEO
WHITE HAWK PETROLEUM, LLC
By: /s/ Frank C. Ingriselli Name: Frank C. Ingriselli Title: President and CEO
PACIFIC ENERGY & RARE EARTH LIMITED
By: /s/ Frank C. Ingriselli Name: Frank C. Ingriselli Title: President and CEO
BLACKHAWK ENERGY LIMITED
By: /s/ Frank C. Ingriselli Name: Frank C. Ingriselli Title: President and CEO
PACIFIC ENERGY DEVELOPMENT MSL, LLC
By: /s/ Frank C. Ingriselli Name: Frank C. Ingriselli Title: President and CEO
RED HAWK PETROLEUM, LLC
By: /s/ Frank C. Ingriselli Name: Frank C. Ingriselli Title: President and CEO